                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          APRIL 15, 1999
                                                 -------------------------------

                              CELLPRO, INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                      0-19472                        94-3087971
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                   (IRS Employer
of incorporation)                    File Number)            Identification No.)

  22215 26TH AVENUE S.E., BOTHELL, WA                                      98021
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code          (425) 485-7644
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 3.  Bankruptcy or Receivership.

               Since October 28, 1998, CellPro, Incorporated ("CellPro") has been operating as a debtor in possession under Chapter 11 of the United States Bankruptcy Code, Case No. 98-13604 in the United States Bankruptcy Court for the Western District of Washington, Judge Karen Overstreet presiding.

Item 5.  Other Events.

               On April 15, 1999, the Registrant filed unaudited financial statement information as of and for each of the months ended March 31, 1999 and February 28, 1999 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information and related notes to financial information which was included in the bankruptcy filing referred to above.

Item 7.  Financial Statements and Exhibits.

               c.)  Exhibits

                      99.1 Unaudited Balance Sheet Information and Unaudited
                           Statement of Operations Information as of and for each of the months ended March 31, 1999 and February 28, 1999 with related Notes to Financial Statement Information.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CellPro, Incorporated
                                       (Registrant)



Date:  April 19, 1999              /s/ Mark J. Handfelt
                                   ---------------------------------------------
                                       Name:  Mark J. Handfelt
                                       Title: Executive Vice President, General
                                              Counsel and Acting Chief Operating
                                              Officer